Exhibit A

            AMENDED AND RESTATED AGREEMENT OF FILING OF SCHEDULE 13G

The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of additional joint filing statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate. This Agreement may be executed in any number of counterparts and all such counterparts taken together shall constitute one and the same instrument.

Dated:  November 22, 2005


                                  WARBURG, PINCUS EQUITY PARTNERS, L.P.

                                  By:  Warburg Pincus Partners LLC, as General
                                       Partner

                                       By:  Warburg Pincus & Co., its Managing
                                            Member

                                            By:  /s/ Scott A. Arenare
                                                 ---------------------
                                                 Name:  Scott A. Arenare
                                                 Title: Partner


                                  WARBURG, PINCUS VENTURES INTERNATIONAL, L.P.

                                  By:  Warburg Pincus Partners LLC, as General
                                       Partner

                                       By:  Warburg Pincus & Co., its Managing
                                            Member

                                            By:  /s/ Scott A. Arenare
                                                 ---------------------
                                                 Name:  Scott A. Arenare
                                                 Title: Partner


                                  WARBURG, PINCUS VENTURES, L.P.

                                  By:  Warburg Pincus Partners LLC, as General
                                       Partner

                                       By:  Warburg Pincus & Co., its Managing
                                            Member

                                            By:  /s/ Scott A. Arenare
                                                 ---------------------
                                                 Name:  Scott A. Arenare
                                                 Title: Partner



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                                  WARBURG PINCUS & CO.

                                  By:  /s/ Scott A. Arenare
                                       -----------------------------------------
                                       Name:  Scott A. Arenare
                                       Title: Partner


                                  WARBURG PINCUS LLC

                                  By:  /s/ Scott A. Arenare
                                       -----------------------------------------
                                       Name:  Scott A. Arenare
                                       Title: Partner


                                  WARBURG, PINCUS VENTURES, L.P.

                                  By:  Warburg Pincus & Co., its Managing
                                       Member

                                       By:  /s/ Scott A. Arenare
                                            ---------------------
                                            Name:  Scott A. Arenare
                                            Title: Partner